Exhibit 10.1

Todd A. Brisco, Esq.  [State Bar No. 165935]
Cynthia S. Poer, Esq.  [State Bar No. 252911]
TODD A. BRISCO & ASSOCIATES, APC
1900 South State College Boulevard, Suite 505
Anaheim, California 92806
Telephone:  (714) 634-2814
Facsimile:    (714) 634-0662

Attorneys for Plaintiff,
PS BUSINESS PARKS, L.P.,
a California Limited Partnership

SUPERIOR COURT OF THE STATE OF CALIFORNIA
COUNTY OF ORANGE, CENTRAL JUSTICE CENTER

PS BUSINESS PARKS, L.P., a California Limited Partnership, Plaintiff, vs. RAPTOR NETWORKS TECHNOLOGY, INC., a California Corporation; and DOES 1 through 25, Inclusive, Defendants.	) ) ) ) ) ) ) ) ) ) ) ) ) )	Case No.: 30-2009-00121225 STIPULATION FOR ENTRY OF JUDGMENT (CONDITIONAL SETTLEMENT) Last Payment: February 15, 2012

IT IS HEREBY STIPULATED TO by and between the Plaintiff PS BUSINESS PARKS, L.P., a California Limited Partnership (hereinafter “Plaintiff”) by and through its attorney of record, Todd A. Brisco & Associates, APC, on the one hand, and Defendant RAPTOR NETWORKS TECHNOLOGY, INC., a California Corporation (hereinafter “Defendant”) by and through its attorney , RUTAN & TUCKER, LLP, on the other hand, that this Stipulation for Entry of Judgment (the “Stipulation”) in the above-captioned action shall be entered as follows:

STIPULATION FOR ENTRY OF JUDGMENT (CONDITIONAL SETTLEMENT)

Exhibit 10.1

1.           This Stipulation applies to the Full Service Lease between Plaintiff and Defendant dated May 3, 2004, and the corresponding 1st Amendment between Plaintiff and Defendant dated April 27, 2007 (hereinafter collectively “Lease”) for the commercial property located at 1241 East Dyer Road, Suite 150, Santa Ana, California 92705. This Stipulation for Entry of Judgment (Conditional Settlement) shall be held in trust by counsel for Plaintiff, and filed if and only if Defendant defaults under the terms of this Stipulation as defined below and notice to provided to Defendant as provided for below.
2.           Plaintiff is awarded money judgment in the amount for $216,000.00 for special and compensatory damages.
3.           IT IS FURTHER STIPULATED AND AGREED that, as set forth below, Defendant agrees to pay the sum of $216,000.00, including $7,000.00 at the execution of this Stipulation, in monthly payments beginning January 15, 2010, plus interest at the rate of ten percent (10%) simple interest per annum, in full and complete settlement of this matter.  If Defendant defaults on any term of this Stipulation, judgment shall be entered in favor of Plaintiff in the amount of $216,000.00 plus interest, as per the terms of the Stipulation less any payments already made by Defendant.
4.           This Stipulation shall not be filed with the Court and judgment pursuant to this Stipulation shall not be entered provided Defendant performs each of the following terms:
Defendant shall pay the sum of $216,000.00 principal balance and all interest payments as per the Proposed payment schedule, as follows:
a)	Upon execution of this Stipulation, Defendant shall pay the sum of $7,000.00.
b)
Beginning January 15, 2010 and continuing through January 15, 2012, Defendant will pay Plaintiff the sum of $9,000.00 on or before the 15th day of each month. The final payment will be for $6,106.33 to be paid on or before February 15, 2012. (See Payment Schedule attached hereto as Attachment “1”.)

STIPULATION FOR ENTRY OF JUDGMENT (CONDITIONAL SETTLEMENT)

Exhibit 10.1

c)
All payments shall be made payable to the “Todd A. Brisco Client Trust Account” and sent or delivered to the offices of Todd A. Brisco & Associates, APC located at 1900 South State College Boulevard, Suite 505, Anaheim, California 92806.

5.           There shall be no penalty for prepayment or early payment of any of these sums.   Defendant has the option to pay the remaining principal balance, in full, at any time, provided Defendant is not in default of any term of this Stipulation. Interest on the principal balance will be calculated on a per payment basis and only for the proportional part of the year that has elapsed from the date of the last payment to the date of the current payment. In the event Defendant wishes to payoff the balance prior to the aforementioned final payment date, Defendant’s final interest payment will be calculated in the same manner as any proceeding payment. No interest will be charged for any period of time remaining on the Proposed Payment Schedule.
6.           IT IS FURTHER STIPULATED AND AGREED that Defendant may at any time request a payoff amount with five days advance notice. Said payoff amount will include interest calculated per the above-referenced method from the date of last payment to five (5) days after date of request. Payoff payment must be received no later than 4:00 p.m. on the payoff date.
7.           IT IS STIPULATED AND AGREED AND REQUESTED that Defendant will be making payments through February 15, 2012 if Defendant does not elect to pay off the entire settlement at an earlier date.  In the event the Court refuses to allow an OSC re: Dismissal until after February 15, 2012, the parties agree that based upon the Court retaining jurisdiction of this Stipulation, this case may be dismissed without prejudice.  The Court retains jurisdiction over the parties to this action in order to enforce this Stipulation, pursuant to Code of Civil Procedure §664.6, until performance in full of the terms of this Stipulation.

STIPULATION FOR ENTRY OF JUDGMENT (CONDITIONAL SETTLEMENT)

Exhibit 10.1

8.           If Defendant makes all payments pursuant to this Stipulation as set forth below, Plaintiff shall file a dismissal with prejudice of this action on or before March 15, 2012, (one (1) month after last payment due) pursuant to California Rules of Court 3.1385(c).
9.           Each party shall bear their own costs and attorneys’ fees.
10.         Time is of the essence. Plaintiff must receive all payments on or before the date on which they are due.
11.         Should Defendant fail to make any payment required by this Stipulation when such payment becomes due, Plaintiff shall give written notice and opportunity to cure, by mail, to Defendant c/o Bradley A. Chapin, Rutan & Tucker, LLP, 611 Anton Blvd. 14th Floor, Costa Mesa, California 92626. After ten (10) days of mailing the notice to Defendant, if Defendant has not cured the missing or incomplete payment, Defendant will be in default of this Stipulation and Plaintiff may then request this Court to enter judgment against Defendant as prescribed therein.
12.         Should Defendant default on any payment required by this Stipulation, Plaintiff may submit this Stipulation to the Court along with a declaration of non-compliance by way of ex parte application for judgment to be entered for the unpaid balance, less any payments received.  Plaintiff must provide proper notice of the ex parte application seeking entry of judgment pursuant to this Stipulation.
13.         Any payment made by Defendant prior to default and entry of judgment, if any, shall be credited against any judgment entered.
14.         Acceptance of any late payment by Plaintiff, or anyone on Plaintiff’s behalf, shall not constitute a waiver nor in anyway prejudice Plaintiff’s right to receive and demand timely payments thereafter or to declare a default hereunder.
15.         A signed facsimile of this Stipulation may be used for all purposes in place of and instead of the original and will be binding upon the signed party as if the original.  In addition, it is agreed that this Stipulation may be executed in two (2) or more counterparts, each of which shall be deemed a duplicate original, but all of which together shall constitute one (1) and the same counterpart.

STIPULATION FOR ENTRY OF JUDGMENT (CONDITIONAL SETTLEMENT)

Exhibit 10.1

16.         IT IS FURTHER STIPULATED AND AGREED that Plaintiff and Defendant hereby release and forever discharge each other and their respective assignees, transferees, principals, partners, officers, representative and insurers, from any and all claims, demands, damages, debts, liabilities, obligations, contracts, agreements, causes of actions, suits, and costs of whatever nature, character or description, anticipated or unanticipated, which they may have or may hereafter have against one another which arise out of, directly or indirectly, or are in any way connected with this action.
17.         IT IS FURTHER STIPULATED AND AGREED that Plaintiff and Defendant hereto expressly waive any and all rights and benefits conferred upon them by the provisions of Section 1542 of the Civil Code reads as follows:
“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”
18.         IT IS FURTHER STIPULATED AND AGREED that Defendant expressly and explicitly acknowledge Defendant’s rights to notice of a hearing, a hearing prior to judgment, a trial by jury, appeal of that judgment, together with any and all rights commonly referred to as “due process rights.”  Defendant hereby voluntarily, knowingly and intelligently waives irrevocably each and all of the aforesaid due process rights in connection with any judgment pursuant to the terms of this Stipulation save for Plaintiff’s obligation to give Defendant notice of any ex parte application to have judgment entered pursuant to this Stipulation.
19.         IT IS FURTHER STIPULATED AND AGREED that Defendant has had the opportunity to consult with counsel and discuss its rights with respect to its performance and obligation pursuant to the terms and conditions of this Stipulation, and the advisability of executing same.  After said consultation, Defendant knowingly and voluntarily agrees to the terms and conditions herein.

STIPULATION FOR ENTRY OF JUDGMENT (CONDITIONAL SETTLEMENT)

Exhibit 10.1

RAPTOR NETWORKS TECHNOLOGY, INC.,
A CALIFORNIA CORPORATION

Dated: November 19, 2009	/s/ Thomas R. Whitenschlaeger
RAPTOR NETWORKS TECHNOLOGY, INC.,
A CALIFORNIA CORPORATION, Defendant

By: Thomas R. Whitenschlaeger

Its: CEO

PS BUSINESS PARKS, L.P.
A CALIFORNIA LIMITED PARTNERSHIP

Dated: November 24, 2009	/s/ Robin Mather
PS BUSINESS PARKS, L.P.
A CALIFORNIA LIMITED PARTNERSHIP
Plaintiff

By: Robin Mather

Its: Vice President

Exhibit 10.1

APPROVED AS TO FORM

TODD A. BRISCO & ASSOCIATES, APC

Dated: November 24, 2009	/s/ Cynthia S. Poer, Esq.
Todd A. Brisco, Esq.
Cynthia S. Poer, Esq.
Attorney for Plaintiff,
PS BUSINESS PARKS, L.P.,
A California Limited Partnership

RUTAN & TUCKER, LLP

Dated: November 19, 2009	/s/ Brad Chapin, Esq.
Brad Chapin, Esq.
Attorney for Defendant,
RAPTOR NETWORKS TECHNOLOGY, INC.,
A CALIFORNIA CORPORATION

STIPULATION FOR ENTRY OF JUDGMENT (CONDITIONAL SETTLEMENT)

Attachment 1

DATE	PAYMENT	PRINCIPAL	INTEREST	CUMULATIVE PRINCIPAL	CUMULATIVE INTEREST	PRINCIPAL BALANCE
STIPULATION	$ 7,000.00	$ 7,000.00		$ 7,000.00		$ 209,000.00
January 15, 2010	$ 9,000.00	$ 9,000.00		$ 16,000.00		$ 200,000.00
February 15, 2010	$ 9,000.00	$ 7,333.33	$ 1,666.67	$ 23,333.33	$ 1,666.67	$ 192,666.67
March 15, 2010	$ 9,000.00	$ 7,394.45	$ 1,605.55	$ 30,727.78	$ 3,272.22	$ 185,272.22
April 15, 2010	$ 9,000.00	$ 7,456.07	$ 1,543.93	$ 38,183.85	$ 4,816.15	$ 177,816.15
May 15, 2010	$ 9,000.00	$ 7,518.20	$ 1,481.80	$ 45,702.06	$ 6,297.94	$ 170,297.94
June 15, 2010	$ 9,000.00	$ 7,580.86	$ 1,419.14	$ 53,282.91	$ 7,717.09	$ 162,717.09
July 15, 2010	$ 9,000.00	$ 7,644.03	$ 1,355.97	$ 60,926.94	$ 9,073.06	$ 155,073.06
August 15, 2010	$ 9,000.00	$ 7,707.73	$ 1,292.27	$ 68,634.67	$ 10,365.33	$ 147,365.33
September 15, 2010	$ 9,000.00	$ 7,771.96	$ 1,228.04	$ 76,406.63	$ 11,593.37	$ 139,593.37
October 15, 2010	$ 9,000.00	$ 7,836.73	$ 1,163.27	$ 84,243.36	$ 12,756.64	$ 131,756.64
November 15, 2010	$ 9,000.00	$ 7,902.03	$ 1,097.97	$ 92,145.39	$ 13,854.61	$ 123,854.61
December 15, 2010	$ 9,000.00	$ 7,967.88	$ 1,032.12	$ 100,113.27	$ 14,886.73	$ 115,886.73
January 15, 2011	$ 9,000.00	$ 8,034.28	$ 965.72	$ 108,147.56	$ 15,852.44	$ 107,852.44
February 15, 2011	$ 9,000.00	$ 8,101.23	$ 898.77	$ 116,248.79	$ 16,751.21	$ 99,751.21
March 15, 2011	$ 9,000.00	$ 8,168.74	$ 831.26	$ 124,417.53	$ 17,582.47	$ 91,582.47
April 15, 2011	$ 9,000.00	$ 8,236.82	$ 763.18	$ 132,654.35	$ 18,345.65	$ 83,345.65
May 15, 2011	$ 9,000.00	$ 8,305.46	$ 694.54	$ 140,959.80	$ 19,040.20	$ 75,040.20
June 15, 2011	$ 9,000.00	$ 8,374.67	$ 625.33	$ 149,334.47	$ 19,665.53	$ 66,665.53
July 15, 2011	$ 9,000.00	$ 8,444.46	$ 555.54	$ 157,778.93	$ 20,221.07	$ 58,221.07
August 15, 2011	$ 9,000.00	$ 8,514.83	$ 485.17	$ 166,293.75	$ 20,706.25	$ 49,706.25
September 15, 2011	$ 9,000.00	$ 8,585.78	$ 414.22	$ 174,879.54	$ 21,120.46	$ 41,120.46
October 15, 2011	$ 9,000.00	$ 8,657.33	$ 342.67	$ 183,536.87	$ 21,463.13	$ 32,463.13
November 15, 2011	$ 9,000.00	$ 8,729.47	$ 270.53	$ 192,266.34	$ 21,733.66	$ 23,733.66
December 15, 2011	$ 9,000.00	$ 8,802.22	$ 197.78	$ 201,068.56	$ 21,931.44	$ 14,931.44
January 15, 2012	$ 9,000.00	$ 8,875.57	$ 124.43	$ 209,944.13	$ 22,055.87	$ 6,055.87
February 15, 2012	$ 6,106.33	$ 6,055.87	$ 50.47	$ 216,000.00	$ 22,106.33	$ -